SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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PARADIGM Funds Trust

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PARADIGM FUNDS TRUST
650 Fifth Avenue, 17th Floor
New York, New York 10019

SPECIAL MEETING OF SHAREHOLDERS
March 26, 2007

To the Shareholders of Paradigm Funds Trust
Notice is hereby given that the special meeting of shareholders of Paradigm Funds Trust, a Delaware statutory trust, (the “Trust”), with respect to the Paradigm Advantage Series, Paradigm Advisers Series and Paradigm Institutional Series, each a series (the “Feeder Funds”) of the Trust, will be held on March 26, 2007 at 1:30 p.m. EST, at the offices of BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:
1.	To elect new Trustees of the Trust and Directors of Paradigm Multi Strategy Fund I (the “Master Fund,” together with the Trust, the “Funds”), as appropriate;

2.	To approve the proposed new investment advisory agreement with Provident Asset Management, LLC (“Provident”), the investment advisor to the Feeder Funds and the Master Fund;

3.	To approve the proposed new investment sub-advisory agreement with Paradigm Global Advisors, LLC (“Global Advisors”), the investment sub-advisor to the Feeder Funds and the Master Fund;

4.	To approve an amendment to the Advantage Series’ Distribution and Shareholder Services Plan to increase the current servicing fee from 0.25% to 0.75%;

5.	To ratify the selection of Briggs, Bunting & Dougherty, LLP as the Funds’ independent accountants; and

6.	Such other business as may properly come before the meeting or any adjournments or postponements thereof.
The Board of Trustees of the Trust has fixed the close of business on February 26, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.
By Order of the Board of Trustees,
Charles R. Provini
President
March 7, 2007
SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, SHAREHOLDERS WHOSE SHARES ARE HELD IN “STREET NAME” MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

Instructions for Signing Proxy Cards
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.
1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith Jr., Executive

PARADIGM FUNDS TRUST
650 Fifth Avenue, 17th Floor
New York, New York 10019

SPECIAL MEETING OF SHAREHOLDERS
March 26, 2007

PROXY STATEMENT
PROPOSAL 1: ELECTION OF TRUSTEES AND DIRECTORS
PROPOSAL 2: INVESTMENT ADVISORY AGREEMENT
PROPOSAL 3: SUB-ADVISORY AGREEMENT
PROPOSAL 4: APPROVAL OF INCREASE IN DISTRIBUTION FEE
PROPOSAL 5: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
GENERAL INFORMATION
ADDITIONAL INFORMATION

PROXY STATEMENT
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Paradigm Funds Trust (the “Trust”), a Delaware statutory trust, with respect to the Paradigm Advantage Series, Paradigm Adviser Series and Paradigm Institutional Series, each a series (the “Feeder Funds” or, each, a “Fund”) of the Trust, for use at its special meeting of shareholders to be held on March 26, 2007 at 1:30 p.m. EST, at the offices of BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournments and postponements thereof (collectively, the “Special Meeting”).
     Under a “master-feeder” structure, each of the Feeder Funds of the Trust seeks its investment objectives by investing all or substantially all of its assets in Paradigm Multi Strategy Fund I, LLC (the “Master Fund”), which has investment objectives identical to those of the Feeder Funds. As a result, shareholders of the Feeder Funds will be asked to vote twice on the following proposals, once to approve that proposal on behalf of the Trust, and except for Proposal 4, once to approve that proposal on behalf of the Master Fund. A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement. The Board of Trustees of the Trust is soliciting votes from shareholders of each Feeder Fund with respect to each proposal. The Feeder Funds are the only “feeder funds” investing in the Master Fund. Accordingly, the Master Fund shall deem the results of the Trust’s shareholder meeting to satisfy the requirements of the Master Fund’s shareholder approval.
Overview of the Proposals:
     At the Special Meeting, shareholders of the Feeder Funds will be asked to consider and vote on the following:
1.	To elect new Trustees of the Trust and Directors of the Master Fund;

2.	To approve the proposed new investment advisory agreement with Provident Asset Management, LLC, (“Provident”) the investment advisor to the Feeder Funds and the Master Fund;

3.	To approve the proposed new investment sub-advisory agreement with Paradigm Global Advisors, LLC (“Global Advisors”) the investment sub-advisor to the Feeder Funds and the Master Fund;

4.	To approve an amendment to the Advantage Series’ Distribution and Shareholder Services Plan to increase the current servicing fee from 0.25% to 0.75%;

5.	To ratify the selection of Briggs, Bunting & Dougherty, LLP as the Funds’ independent accountants; and

6.	Such other business as may properly come before the meeting or any adjournments or postponements thereof.
Solicitation of Proxies and Voting Information
                   The Board of Trustees of the Trust is soliciting votes from shareholders of each Feeder Fund with respect to the election of Trustees and Directors, the proposed new investment advisory agreement and sub-advisory agreement, increase in the fee of the Advantage Series’ Distribution Plan and ratification of the selection of Briggs, Bunting & Dougherty, LLP as the Funds’ independent accountants as described in this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to shareholders is March 7, 2007. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under “General Information.”
     The Board of Trustees of the Trust has set the close of business on February 26, 2007, as the record date (the “Record Date”), and only shareholders of record who owned shares of the Feeder Funds on the Record Date will be entitled to vote at the Special Meeting. If you do not expect to attend the Special Meeting, please sign and promptly return the proxy card in the enclosed self-addressed envelope or if your shares are held in “street name” you may also vote by telephone or through the internet as indicated in the proxy card. If the accompanying proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. If no choices are specified, the shares will be voted FOR (i) the election of all nominees for Director listed in this Proxy Statement; (ii) the approval of the new investment management agreement with Provident Group Asset Management, LLC with respect to the Master Fund and each Feeder Fund; (iii) the approval of the new sub-advisory agreement with Paradigm Global Advisors, LLC with respect to the Master Fund and each Feeder Fund; (iv) the approval of the amendment to the Distribution and Shareholder Servicing Plan with respect to the Advantage Series; and (v) the ratification of Briggs, Bunting & Dougherty, LLC as the Fund’s and Master Fund’s independent accountant. Additional information regarding outstanding shares, voting and attending the Special Meeting is included at the end of this Proxy Statement under “Voting Information.”
     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 888-684-2430 OR BY WRITING TO THE PARADIGM FUNDS TRUST, 650 FIFTH AVENUE, 17TH FLOOR, NEW YORK, NEW YORK 10019.

PROPOSAL 1: ELECTION OF TRUSTEES AND DIRECTORS
     On September 19, 2006, the Board of Trustees (and together with the Board of Directors of the Master Fund, the “Board”) based on a recommendation of the Fund and Master Fund’s Nominating Committee, nominated and elected Mr. Nelson Diaz as a member of the Board. Shortly thereafter, Messrs. Antoine Bernheim, Frank Coates and Timothy Dalton resigned as members of the Board.
     On November 21, 2006, the Directors, comprising of Messrs. Diaz and Karr, held a telephonic meeting and nominated and approved, based on a recommendation by the Fund and Master Fund’s Nominating Committee, Mr. Ernest Jones as a member of the Board. The Board further nominated and approved Mr. Charles Provini as a member of the Board, based on a recommendation from the Nominating Committee, on January 24, 2007, and Mr. Karr resigned as a member of the Board on this date. Therefore the shareholders will be asked to elect (i) Charles Provini, (ii) Nelson Diaz and (iii) Ernest Jones as new Trustees and Directors. Mr. Provini, is currently the President of Global Advisors and is the President of the Fund and Master Fund. As such, Mr. Provini is considered to be an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
     In recommending the election of Mr. Provini, the Nominating Committee considered his background experience and capabilities, integrity and education. As part of the nomination process, all nominees completed questionnaires requesting relevant information such as experience and material transactions.
     At the Special Meeting, shareholders will be asked to vote for the election of Trustees and Directors of their Funds. Each Trustee and Director has agreed to serve for a term of indefinite duration until such Director’s successor is duly elected and qualifies. It is the intention of the persons named as proxies in the accompanying Proxy Card to nominate and vote in favor of the nominees named below for election of Trustee and Director of the Funds.
     Each nominee has consented to being named in this Proxy Statement and to serve as a Trustee and Director if elected. The Board knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or, for good cause, will not serve, the proxies received indicating a vote in favor of such nominees will be voted for such substitute nominees as the Board may recommend.
Information about the Nominees and Continuing Trustees and Directors
     Set forth below is certain information regarding the nominees. Nominees and Trustees and Directors who are not “interested persons” of the Trust or Master Fund as defined in the 1940 Act are referred to as Independent Nominees, Independent Trustees and Independent Directors, respectively, and the Director who is an “interested person” of the Trust or Master Fund as defined in the 1940 Act is referred to as an Interested Trustee or Interested Director, as the case may be. The Fund complex includes the Trust, each Feeder Fund and the Master Fund (the “Fund Complex”).

Independent Nominees

Number of
Portfolios in
	Position			the Fund
	Held with			Complex	Other
	the Trust	Length of		Overseen by	Directorships
Name, Date of	and/or	Time	Principal	Nominee for	Held by Nominee
Birth and	Master	Served	Occupations(s)	Trustee and/or	for Trustee
Address	Fund	Since	During Past 5 Years	Director	and/or Director
Nelson Diaz May 23, 1947 One Logan Square Philadelphia, PA 19013	Trustee and Director	September 19, 2006	Partner, Blank Rome LLP; City Solicitor, City of Philadelphia	3	Exelon Corporation; PNC Bank; Pennsylvania Convention Authority

Ernest Jones November 21, 1944 1617 JFK Boulevard Philadelphia, PA 19103	Trustee and Director	November 21, 2006	President and CEO, Philadelphia Workforce Development Corporation; President, Greater Philadelphia Urban Affairs Coalition	3	UGI Corporation; The Philadelphia Contributionship; Vector Security; Philadelphia National Bank; CoreStates Financial Corporation; First Union Financial Corporation
Interested Nominee

Number of
Portfolios in
	Position			the Fund
	Held with			Complex
	the Trust			Overseen by	Other
	and/or	Length of		Nominee for	Trusteeships or
Name, Date of Birth	Master	Time	Principal Occupation(s)	Trustee and/or	Directorships
and Address	Fund	Served	During Past Five Years	Director	Held
Charles R. Provini* July 23, 1946 650 Fifth Avenue 17th Floor New York, NY 10019	Trustee, Director and President	Since January 24, 2007	Chairman of C.R. Provini & Co., Inc.	3

*	Mr. Provini is an “interested person” as defined in the 1940 Act due to his position as the President of the Fund and Master Fund and as the President of Global Advisors, the sub-adviser to the Fund and Master Fund.
     Any Trustee or Director may resign upon 90 days’ prior written notice and any Director may be removed, with or without cause, at any annual or special meeting of shareholders called for that purpose, by a vote of at least two-thirds of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining Trustees or Directors, as the case may be, may fill such vacancy by appointing another Trustee or Director. If, at any time, less than a majority of the Trustees or Directors holding office have been elected by the stockholders, the Trustees or Directors, as the case may be, then in office will call a shareholders meeting for the purpose of electing Trustees or Directors to fill any existing vacancies in the Board.

Trust and Master Fund Ownership of the Nominees and Trustees and Directors above as of December 31, 2006.
     The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and Trustee and Director in the Trust and Master Fund, respectively, and in all funds in the Fund Complex as of the Record Date. Information regarding share ownership is based upon information provided by each Nominee and Trustee and/or Director.
Independent Nominees and Trustees and Directors

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen by
Name of Nominee or Trustee or	Dollar Range of Equity Securities	Nominee or Director in Fund
Director	in the Trust and Master Fund	Complex
Nelson Diaz	None	None
Ernest Jones	None	None
Interested Director

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Equity Securities	Investment Companies Overseen
Name of Trustee or Director	in the Trust and Master Fund	by Director in Fund Complex
Charles R. Provini	None	None
     As of the Record Date, the Trustees and Directors and officers of the Trust and Master Fund, as a group, beneficially owned less than 1% of the outstanding shares. During the Trust and Master Fund’s most recently completed fiscal year, the Trustees and Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Fund Complex. During the prior fiscal year, the Directors attended at least 75% of the Board meetings. All of the Directors attended at least 75% of the meetings held by each Committee of which they were a member.
     The following table lists the compensation paid to each of the Directors by the Fund Complex during the period ended December 31, 2006. The Trust and Master Fund have no retirement or pension plan for its Directors or officers. Prior to January 24, 2007, the Independent Trustees received an annual retainer of $5,000, except that the Chairman of the Board received an annual retainer of $7,500. For each in-person meeting, the meeting attendance fee was $300 for in-person or telephonic Board meetings. Trustees were not paid for committee meetings. Effective January 24, 2007, the Independent Trustees receive an annual retainer of $10,000. For each in-person meeting, the meeting attendance fee is $300 for in-person or telephonic Board meetings. Trustees are not paid for committee meetings. The other Trustees receive no annual or other fees from the Trust. All Trustees are reimbursed by the Trust for their reasonable out-of-pocket expenses.
COMPENSATION TABLE (for period ending December 31, 2006)

	Aggregate
	Compensation	Total Compensation
	From the Trust and Master	From the Fund and the
Name	Fund*	Fund Complex
Antoine Bernheim**	$3,100	$4,650
Frank Coates**	$3,100	$4,650
Timothy Dalton**	$3,100	$6,525
Nelson Diaz	$1,550	$1,550
Ernest Jones	$1,550	$1,550
Marcus Karr***	None	None
Charles Provini****	N/A	N/A

*	Actually paid during the fiscal year ending December 31, 2006

**	Resigned effective September 19, 2006

***	Resigned effective January 24, 2007.

****	Mr. Provini was not a Director during the calendar year ended December 31, 2006.
Committees of the Board
     The Board has a Nominating Committee, an Audit Committee, and a Fair Value Pricing Committee, which are described below.
     Nominating Committee: All members of the Nominating Committee are independent under the applicable listing standards of the New York Stock Exchange and are Independent Directors. The Nominating Committee nominates Independent Nominees to stand for election as Independent Directors, reviews committee assignments and reviews compensation matters. The Nominating Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Directors, including any recommendations proposed by shareholders, and presents recommendations to the Board. The Nominating Committee evaluates the candidates’ qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Funds’ Adviser and other principal service providers. The minimum qualifications and standards that the Master Fund seeks for nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles. The Nominating Committee met two times during the fiscal year ended December 31, 2006.
     Nominees recommended by shareholders will be considered by the Nominating Committee. Recommendations should be submitted in writing to the Assistant Secretary of the Funds. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) to be considered by the Nominating Committee. In evaluating a candidate recommended by a shareholder, the Nominating Committee, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.
     Audit Committee: The Audit Committee, pursuant to the Audit Committee Charter adopted by the Board: (1) recommends to the Board independent registered public accounting firms to be retained for the next fiscal year; meets with the Funds’ independent registered public accounting firm as necessary; (2) considers the effect upon the Funds of any changes in accounting principles or practices proposed by the Adviser or the independent registered public accounting firm; (3) reviews the fees charged by the independent registered public accounting firm for audit and non-audit services; (4) investigates improprieties or suspected improprieties in the Funds’ operations; (5) reviews the findings of Securities and Exchange Commission (“SEC”) examinations and consults with Global Advisors on appropriate responses; and (6) reports its activities to the full Board on a regular basis and makes such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met one time during the fiscal year ended December 31, 2006.
     Fair Value Pricing Committee: The Board has delegated to its Fair Value Pricing Committee the authority and responsibility to make fair value determinations on behalf of the Board. The Board reviews each action taken or approved by the Fair Value Pricing Committee to determine whether such actions were taken in a manner consistent with the Funds’ Valuation Procedures, and also reviews the appropriateness of the methodologies used to value portfolio securities in the Funds and the quality of the prices obtained through those procedures and recommends adjustments to such methods when appropriate.
Board Recommendation
     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

PROPOSAL 2: INVESTMENT ADVISORY AGREEMENT
     The second proposal to be submitted at the Meeting, is to approve a new investment advisory agreement between Provident and the Trust, which is attached hereto as Exhibit 1, and the new investment advisory agreement between Provident and the Master Fund, which is attached hereto as Exhibit 2 (collectively, the “Investment Advisory Agreements”). Each of the Investment Advisory Agreements are identical.
     Under the Investment Advisory Agreements, if approved by the members of the Feeder Funds, Provident will be appointed the investment adviser of the Trust and Master Fund, and will agree to provide investment management services relating to the management of the Trust and the Master Fund. In the event that the Investment Advisory Agreements are not approved by the members, the Board of Trustees (and together with the Board of Directors of the Master Fund, the “Board”) will consider alternate arrangements in respect of the management of the Feeder Funds’ assets.
     At an in-person meeting held on November 21, 2006, the Independent Directors approved the Investment Advisory Agreements between the Funds and Provident, subject to approval by the shareholders.
     Except for the discontinuation of the contractual fee waiver, the new Investment Advisory Agreement is identical in all material respects to, and essentially a continuation of, the prior investment management agreements by and among the Master Fund, the Trust and Global Advisors.
Information Concerning Provident
     Provident is registered with the SEC as a registered investment advisor. Provident is the dedicated asset management arm of the Provident Group. Formed in July 2002, Provident focuses exclusively on structuring and managing alternative asset management products for institutional and other accredited investors. As of August 31, 2006, Provident had a total of $144 million in assets under management. Provident is owned by the Provident Group Limited (“PGL”) and Grahams St. Group, LLC (“GSG”).
     Provident Group is a New York based investment bank founded in 1998 by Steve Carlson, its CEO. Provident Group’s experienced team of corporate finance and fixed income professionals provide investment banking and alternative fixed income asset management services to a global network of financial and strategic investors. Provident Group’s investment banking unit provides corporate finance and strategic advisory services with a focus on capital raises through alternative asset products (Mezzanine, Structured Finance and Private Equity) to companies operating throughout the Americas.
     GSG owns 50% of Provident. Brian P. Mathis is the sole member of GSG and a Managing Partner of Provident. PGL owns 50% of Provident. Steven J. Carlson, Pavlos Mavrides Matos, James B. Roper and Mark J. Bishop are shareholders of PGL.
     The following table sets forth the names, positions, and principal occupations of Provident’s principal executive officers and directors. The address of each of the following is 654 Madison Avenue, New York, NY 10021.

Name and Position Held with Provident	Principal Occupation
Brian P. Mathis, Managing Partner	Co-Managing Partner of Adviser
Steven J. Carlson, Chairman + CEO	Co-Managing Partner of Adviser
Pavlos Marrides Matos, Partner	CFO of Adviser
James B. Roper, Partner
Mark J. Bishop, Partner
Terms of the Investment Advisory Agreement with Provident
     Expenses Under the Investment Advisory Agreements, the Trust and Master Fund bear all expenses incurred in the business of the Trust and Master Fund other than those specifically required to be borne by Provident pursuant to the Investment Advisory Agreements.

     Management Fees The Investment Advisory Agreements provide for a management fee to be paid by the Trust and Master Fund to Provident. The management fee is calculated in the same manner as the compensation that was payable by the Trust and Master Fund to Global Advisors under Global Advisors’ Advisory Agreements. Under the Investment Advisory Agreement, the Trust and Master Fund pay the monthly management fee to Provident at an annual rate of 1.25% of the value of the Funds’ net assets as of the first calendar day of each month.
     Expense Reimbursement Under the prior investment management agreement, Global Advisors had agreed to a contractually reduce its fee in the event that the expense ratio of the Trust and Master Fund exceeded 1.75%. However, Provident has voluntarily agreed to waive its fees in the event that the expense ratio of the Advantage Series exceeds 2.75% and the Institutional Series exceeds 1.75%.
     The following pro-forma indicates the fees and expenses estimated to be incurred by the Funds, before and after fee waivers and expense reimbursements:

	Fund*
	Advantage Series		Institutional Series
	current	proposed	current	proposed
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees[1]	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%	0.00%
Other Expenses	0.32%	0.32%	0.32%	0.32%

Total Annual Fund Operating Expenses	1.82%	2.32%	1.57%	1.57%
Underlying Portfolio Expenses[2]	0.33%	0.33%	0.33%	0.33%

Total Annual Fund Operating and Indirect Expenses	2.15%	2.65%	1.90%	1.90%
Less Expense Reimbursement[3]	0.40%	n/a	0.15%	0.15%

Total Net Operating Expenses[4]	1.75%	2.65%	1.75%	1.75%

*	The Board approved management’s proposal to arrange for an alternative investment vehicle for the Adviser Series and dissolve the Fund. Accordingly, no information for the Adviser Series is presented in the table. In addition, the proposed fee structure reflects the termination of the contractual expense limitation arrangements described under Proposal 3 and in the case of the Advantage Series, the proposed increase in the distribution and shareholder servicing fee described under Proposal 4. The terms of the voluntary expense waiver arrangement is described under “Expense Reimbursement” above.

[1]	The Feeder Fund does not pay the Master Fund’s Adviser a Management Fee directly, but the Fund’s Shareholders bear an indirect share of this fee through the Feeder Fund’s investment in the Master Fund. For its provision of services to the Master Fund, the Investment Advisor receives a monthly Management Fee equal to 1/12th of 1.25% of the net asset value of each of the Master Fund’s Units.

[2]	The Fund’s shareholders indirectly bear the expenses of the Master Fund. The Master Fund’s Investment Advisor has contractually agreed to waive fees and reimburse expenses in order to keep “Total Annual Expenses” of the Master Fund from exceeding 1.75%.

[3]	Current expense limitations for both Feeder Funds is 1.75%; proposed voluntary expense limitation agreements are 1.75% and 2.75% for the Institutional Series and Advantage Series, respectively.

[4]	The annual fees and expenses of the Advantage Series will be capped voluntarily at 2.75% and the annual fees and expenses of the Institutional Series will be capped voluntarily at 1.75%.

     Limitation of Liability of Provident Provident, including any of its officers, directors, partners, members, principals, employees or agents will not be liable to the Trust, Master Fund or to any of its members for any loss or damage occasioned by any act or omission in the performance of such person’s services under the Investment Advisory Agreements, unless it shall be determined by final judicial, arbitral, administrative, or legislative decision on the merits that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties thereunder. The rights of indemnification provided in the Investment Advisory Agreements shall not be construed so as to provide for indemnification of an indemnitee for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law.
     Provision of Services to Other Clients The Investment Advisory Agreement provides that Provident is not required to devote its full time to the affairs of the Trust or Master Fund, and that Provident and its members, directors, officers, employees and beneficial owners, may acquire, possess, manage, hypothecate and dispose of securities or other investment assets, and engage in any other investment transaction, for any account over which it or they exercise discretionary authority, including their own accounts, the accounts of their families, the account of any entity in which it or they have a beneficial interest or the accounts of others for whom they may provide investment advisory or other services, notwithstanding the fact that the Trust or Master Fund may have or may take a position of any kind or otherwise.
     Term and Termination The Investment Advisory Agreement was approved by the affirmative vote of the Board, including a majority of the Independent Directors, at a meeting held on November 21, 2006. The Investment Advisory Agreement will terminate automatically in the event of its assignment, as such term is defined under the 1940 Act, and may be terminated by the Trust or Master Fund at any time without payment of any penalty upon on not less than 30 days’ nor more than 60 days’ prior written notice, with the approval of a majority of the Board or by vote of a majority of the outstanding Shares. The Investment Advisory Agreement provides that it shall continue in effect until termination thereof for any reason by the Board including a separate vote of Independent Directors or by the vote of a majority of the outstanding Shares as described above.
Matters Considered by the Board
     At a special meeting on November 21, 2006, the Board, including all of the Independent Directors, discussed the Investment Advisory Agreements. At the November 21, 2006 meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements to take effect following approval by shareholders, and also called for a meeting of shareholders to approve the Investment Advisory Agreements. In its consideration of the Investment Advisory Agreements, the Board, including the Independent Directors, received information about Provident. The Board, including the Independent Directors, did not identify any single factor as all-important or controlling, but among other factors considered the following: (i) that the Investment Advisory Agreements with Provident would not result in a material change in the terms of the investment advisory agreements, the investment advisory fees, or any of the Fund’s investment objectives or policies; (ii) the Board received assurances from Provident that there would be no reduction in the nature or quality of the investment advisory services; and (iii) the Board reviewed information concerning Provident’s personnel, organization structure, financial information and condition, and investment capabilities. The Board noted, however, the increase in total expenses ratio as a result of the termination of the expense reimbursement agreement. Based on their evaluation of all material factors and assisted by the advice of independent counsel for the Independent Directors, the Board and Independent Directors concluded that the Investment Advisory Agreement is fair, reasonable and would provide continuity for the Funds, and voted to approve it. The Board, including the Independent Directors, also voted to approve the submission of the Investment Advisory Agreements to shareholders.

Shareholder Approval of the Investment Advisory Agreement
     At the Special Meeting, the Investment Advisory Agreement will be submitted for approval of the members of the Fund. Approval of the Investment Advisory Agreement requires the affirmative vote of the holders of a majority of the outstanding Shares. A majority of the outstanding Shares is described under the 1940 Act as the lesser of (a) 67% or more of the Shares present at a meeting if the holders of more than 50% of such Shares are present in person or by proxy, or (b) more than 50% of the Fund’s outstanding Shares.
     If the Investment Advisory Agreement is approved by the members, such agreement will be effective as of the date of such approval. In the event that the Investment Advisory Agreement is not approved by the members of the Fund, then the Board intends to make alternative arrangements for the management of the investments of the Fund as it believes are appropriate and in the best interests of the members of the Fund.
Board Recommendation
     THE BOARD HAS CONCLUDED THAT PROPOSAL 2 IS IN THE BEST INTEREST OF THE FUNDS ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 3: SUB-ADVISORY AGREEMENT
     If Proposal 2 is approved, shareholders are asked to approve a new sub-advisory agreement with Global Advisors (the “Sub-Advisory Agreement”), which is attached hereto as Exhibit 3.*
     Under the Sub-Advisory Agreement, if approved by the members of the Funds, Global Advisors will be appointed the subadviser of the Trust and Master Fund, and will agree to provide investment management services relating to the management of the Trust. In the event that the Sub-Advisory Agreement is not approved by the members, the Board will consider alternate arrangements in respect of the management of the Funds’ assets.
     As discussed above in Proposal 2, at an in-person meeting held on November 21, 2006, the Independent Directors approved the Investment Advisory Agreements between the Funds and Provident and the Sub-Advisory Agreement, subject to approval by the shareholders. The approval of the new Investment Advisory Agreements effectively terminated the Interim Advisory Agreement. Pursuant to the Investment Advisory Agreement, Global Advisors is appointed as the subadvisor to the Funds under the Sub-Advisory Agreement. The Sub-Advisory agreement provides that any management fees payable to Global Advisors will be paid by Provident out of its management fees and will not be an additional payment made by the Feeder Funds.
     Under the terms of the Sub-Advisory Agreement and in accordance with Rule 15a-4 of the 1940 Act, if the shareholders fail to approve the Sub-Advisory Agreements prior to the date that is 150 days after the effective date of the Sub-Advisory Agreement, then the Sub-Advisory Agreements will terminate in accordance with its terms and the Board will consider alternate arrangements in respect of the management of the Trust and Master Fund’s assets.
The Prior Investment Advisory Agreement
     On May 19, 2006, Paradigm Founders LLC, Paradigm Global Fund III, LLC and other members representing approximately 81% of the outstanding equity in Paradigm Companies LLC, parent company for Global Advisors, entered into definitive agreements for the acquisition of their interests (the “Transaction”) by a third party. The Transaction resulted in the automatic termination of the agreement as a result of its “assignment” (as defined in the 1940 Act).
     Because the prior investment advisory agreement terminated automatically, a new interim advisory contract arrangement was immediately entered into by the Board between the Funds and Global Advisors on identical terms to those of the prior investment management agreement.
     The compensation earned by Global Advisors under the Interim Advisory Agreements is being held in an interest-bearing escrow account with the Trust’s custodian. If the holders of a majority of the Funds’ outstanding voting securities approve the Sub-Advisory Agreement, then the amount in the escrow account (including interest earned) will be paid to Global Advisors.
The Sub-Advisory Agreement
     The Trust and Master Fund’s Sub-Advisory Agreements are substantially identical in all material respects to the Interim Advisory Contracts, except that the Sub-Advisory Agreement provides for any management fees payable to Global Advisors to be paid by Provident. If the Sub-Advisory Agreement is approved by the shareholders, compensation payable to Provident under the Sub-Advisory Agreement, held in escrowed funds, including interest, will be paid to Global Advisors. If the Sub-Advisory Agreement is not approved by the shareholders, Global Advisors shall be entitled to an amount equal to the lesser of (i) its costs of performing its services during the interim period plus interest and (ii) the amount in the escrow account plus interest. As part of the transaction, the agreement between the Funds and Global Advisors pursuant to which Global Advisors has agreed to cap expenses of the Funds will be terminated, the effect of which is reflected in the proposed Feeder Fund fee table described in Proposal 2, except that new voluntary expense limitation arrangements by Provident are included in the proposed fee table.
     Expenses Under the Sub-Advisory Agreements, the Trust and Master Fund bear all expenses incurred in the business of the Trust and Master Fund other than those specifically required to be borne by Global Advisors pursuant to the Sub-Advisory Agreement.

*  The Sub-Advisory Agreement in Exhibit 3 relates to only the Paradigm Multi Strategy Fund I, LLC. The Agreement is substantially identical to the Sub-Advisory Agreement for the Trust.

     Limitation of Liability of Global Advisors Global Advisors, including any of its officers, directors, partners, members, principals, employees or agents will not be liable to the Trust, Master Fund or to any of its members for any loss or damage occasioned by any act or omission in the performance of such person’s services under the Sub-Advisory Agreement, unless it shall be determined by final judicial, arbitral, administrative, or legislative decision on the merits that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties thereunder. The rights of indemnification provided in the Sub-Advisory Agreement shall not be construed so as to provide for indemnification of an indemnitee for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law.
     Provision of Services to Other Clients The Sub-Advisory Agreement provides that Global Advisors is not required to devote its full time to the affairs of the Trust or Master Fund, and that Global Advisors and its members, directors, officers, employees and beneficial owners, may acquire, possess, manage, hypothecate and dispose of securities or other investment assets, and engage in any other investment transaction, for any account over which it or they exercise discretionary authority, including their own accounts, the accounts of their families, the account of any entity in which it or they have a beneficial interest or the accounts of others for whom they may provide investment advisory or other services, notwithstanding the fact that the Trust or Master Fund may have or may take a position of any kind or otherwise.
     Term and Termination The Sub-Advisory Agreement was approved by the affirmative vote of the Board, including a majority of the Independent Directors, at a meeting held on November 21, 2006. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, as such term is defined under the 1940 Act, and may be terminated by the Trust or Master Fund at any time without payment of any penalty upon not less than 30 days’ nor more than 60 days’ written notice, with the approval of a majority of the Board or by vote of a majority of the outstanding Shares. The Sub-Advisory Agreement provides that it shall continue in effect automatically for successive one-year periods, provided such continuance is approved at least annually by the Board and, separately by a vote of the majority of Independent Directors, until termination thereof for any reason by the Board or by the vote of a majority of the outstanding Shares as described above.
Global Advisors
Global Advisors has its principal offices at 650 Fifth Avenue, 17th Floor, New York, New York 10019. Global Advisors is a direct, wholly-owned subsidiary of BGPC Advisors LLC. BGPC Advisors LLC is a subsidiary of BG Equity Investors LLC and BG Equity Investors LLC is a direct, wholly-owned subsidiary of BG Equity Partners LLC. Global Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

     The Directors and principal executive officers of Global Advisors and their principal occupations are set forth below. Each Director and principal executive officer of Global Advisors may be reached care of Paradigm Global Advisors, LLC, 650 Fifth Avenue, 17th Floor, New York, New York 10019.

Name and Position Held with Global Advisors	Principal Occupation
Charles Provini	President of Global Advisors;

Markus Karr, Managing Director of Asset Allocation	Managing Director of Asset Allocation of the Investment Advisor

Ronald E. Wilhelm, Chief Compliance and Risk Management Officer and Director of Operations	Since December 2005, Chief Compliance and Risk Management Officer and Director of Operations of the Investment Advisor. June 2003 founding Managing Director of EOS Fund Services LLC. From 1998 through May 2003, manager of operations, compliance oversight, documentation and closing processes for the distressed bank loan trading and sales desk of the Fixed Income Division of Morgan Stanley’s New York office

Nikolay Fedorovskiy, Senior Research Analyst	Prior to joining the Global Advisors, Mr. Fedorovskiy worked for Russia’s Institute of Electric Power Research, where he worked on creating programming language for the description of semantic networks
Global Advisors does not serve as the investment adviser to any registered funds other than the Master Fund and the Trust.
Approval by the Board of the Sub-Advisory Agreement
     On November 21, 2006, the Board met in person for the purpose of reviewing the Sub-Advisory Agreement and approved, by majority vote, including the vote of a majority of the Independent Directors voting separately, the adoption of the Sub-Advisory Agreement, subject to the approval of the shareholders. At the same in-person meeting, the Board again separately considered the qualifications of Global Advisors and the personnel who provide portfolio management services, as well as the several factors evaluated in connection with the approval of the Interim Advisory Agreement described above and other factors relevant to their consideration. The Board noted, however, the increase in total expenses ratio as a result of the termination of the expense limitation agreement. Also at the November 21, 2006 meeting, the Board approved the calling of the Special Meeting for the purposes of obtaining the required member approvals of the Sub-Advisory Agreement.
Shareholder Approval of the Sub-Advisory Agreement
     At the Special Meeting, the Sub-Advisory Agreement will be submitted for approval of the members of the Funds. Approval of the Sub-Advisory Agreement requires the affirmative vote of the holders of a majority of the outstanding Shares. A majority of the outstanding Shares is described under the 1940 Act as the lesser of (a) 67% or more of the Shares present at a meeting if the holders of more than 50% of such Shares are present in person or by proxy, or (b) more than 50% of the Fund’s outstanding Shares.
     If the Sub-Advisory Agreement is approved by the members, such agreement will be effective as of the date of such approval. In the event that the Sub-Advisory Agreement is not approved by the members of the Funds, then the Board intends to make alternative arrangements for the management of the investments of the Funds, including the contractual expense limitation agreement, as it believes are appropriate and in the best interests of the members of the Fund.
Board Recommendation
     THE BOARD HAS CONCLUDED THAT PROPOSAL 3 IS IN THE BEST INTEREST OF THE FUND. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE SUB-ADVISORY AGREEMENT AND THE TERMINATION OF THE EXPENSE LIMITATION AGREEMENT.

PROPOSAL 4: APPROVAL OF INCREASE IN DISTRIBUTION FEE
     The fourth proposal to be submitted will be an increase in the Distribution Fee applicable to the Advantage Series from 0.25% to 0.75%.
     At the November 21, 2006 meeting, the Board discussed the possibilities of increasing the distribution fee applicable to the Advantage Series from 0.25% to 0.75%. Based on the recommendations from Provident and Global Advisors, taking into consideration, factors such as anticipated benefits from increased sales distribution channels, the Board felt that an increase in the distribution fee was in the best interest of the Advantage Series and the Shareholders.
Board Recommendation
     THE BOARD OF DIRECTORS, INCLUDED THE “NON-INTERESTED” DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE INCREASE IN THE DISTRIBUTION FEE.

PROPOSAL 5: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
     The fifth proposal to be submitted will be the ratification or rejection of the selection of Briggs, Bunting & Dougherty, LLP as independent accountants of the Funds for the fiscal years ending December 31, 2006 and December 31, 2007. At a meeting held on January 8, 2007, the Trustees and the Directors, including those directors who are not “interested persons” of the Funds, approved the selection of Briggs, Bunting & Dougherty, LLP for the fiscal years ending December 31, 2006 and December 31, 2007. Such selection is being submitted to the shareholders of the Funds for ratification. The engagement of Briggs, Bunting & Dougherty, LLP is conditioned on the right of the Funds, by majority vote of their shareholders, to terminate such employment.
     Briggs, Bunting & Dougherty, LLP has informed the Funds that it has no direct or indirect material financial interests in the Funds.
Required Vote
     Ratification of the selection of Briggs, Bunting & Dougherty, LLP as independent accountants of the Funds requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of common stock of the Funds present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at this Meeting for quorum purposes and will have no effect on the outcome of this proposal.
Board Recommendation
     THE BOARD, INCLUDED THE “NON-INTERESTED” DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF BRIGGS, BUNTING & DOUGHERTY, LLP AS THE FUNDS’ INDEPENDENT ACCOUNTANTS.

GENERAL INFORMATION
Additional Information regarding Proxy Solicitation
     Proxy solicitations will be made, beginning on or about March 7, 2007, primarily by mail, but proxy solicitations also may be made by telephone, facsimile, or personal interviews conducted by officers and employees of the Trust, the Adviser and J.P. Morgan Trust Company, N.A., the custodian and dividend paying agent of the Funds or BISYS Fund Services Ohio, Inc., the administrator and transfer agent for the Feeder Fund.
     The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Adviser.
Revocation of Proxy
     Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Assistant Secretary of the Trust and Master Fund.
Ownership of Shares
     According to information filed with the SEC, the persons shown on Exhibit 4 to this Proxy Statement were the beneficial owners of more than 5% of the Trust or Master Fund’s outstanding shares as of the Record Date.
Shareholder Communications with Trustees
     Shareholders who wish to communicate with the Board or individual Trustees should write to the Board of Trustees or the particular Trustee in care of the Trust, at the offices of the Trust. All communications will be forwarded directly to the Board or the individual Trustee.
     Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings. However, annual shareholder meetings are generally scheduled to coincide with a regular meeting of the Board in order to facilitate Trustee attendance.
Other Matters to Come Before the Special Meeting
     The Board does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

Officers of the Trust
     The officers of the Trust are listed below.

Name, Date of Birth and	Length of Time Served	Principal Occupation(s)
Position(s) Held	As Fund Officer	During Past Five Years
Charles Provini July 23, 1946 President, CEO	Since January 21, 2007	Chairman of C.R. Provini & Co

Markus Karr March 22, 1967 Principal Financial Officer, Treasurer	Since Inception	Managing Director of Asset Allocation of the Investment Advisor

Ronald Wilhelm August 13, 1958 Chief Compliance Officer	Since Inception	Since December 2005, Chief Compliance and Risk Management Officer and Director of Operations of the Investment Advisor. June 2003 founding Managing Director of EOS Fund Services LLC. From 1998 through May 2003, manager of operations, compliance oversight, documentation and closing processes for the distressed bank loan trading and sales desk of the Fixed Income Division of Morgan Stanley’s New York office

Velvet R. Regan July 1978 Assistant Secretary	Since November 21, 2006	Since September 2006, Assistant Counsel of BISYS Fund Services. Previously, Associate Attorney at Gilmartin, Magence, Camiel and Ross LLP.

ADDITIONAL INFORMATION
Record Date
     As of the Record Date, the Trust had a total of 3,522,084.176 shares of beneficial interest outstanding, with each of the Feeder Funds having the following: 283,957.369 shares in the Advantage Series; 394,076.463 shares in the Adviser Series; and 2,844,050.344 shares in the Institutional Series. Each share outstanding on the Record Date is entitled to one vote on all matters submitted to shareholders at the Special Meeting, with pro rata voting rights for any fractional shares.
Vote Required
     With respect to Proposal 1, nominees for Trustee and/or Director receiving a plurality of the votes cast in person or by proxy at the Special Meeting if a quorum exists will be elected. Proposals 2 and 3, to approve the proposed new investment advisory agreement with Provident Group Asset Management, LLC and the proposed new subadvisory agreement with Paradigm Global Advisors, LLC, requires the vote of at least a majority of the Fund’s outstanding shares. Proposal 4, to approve the increase in the distribution and shareholder servicing fee, requires the vote of at least a majority of the Fund’s outstanding shares. Proposal 5, ratification of the selection of Briggs, Bunting & Dougherty, LLP as the independent accountants requires the affirmative vote of the Funds’shareholders present in person or represented by proxy at the Special Meeting if a quorum exists.
Voting Instructions for Shares Held in Name of Shareholder
     Any shareholder holding shares in his or her name as record holder may vote shares by proxy through the mail as described in the enclosed proxy card. A properly completed and submitted proxy card will be voted in accordance with the shareholder’s instructions, unless those instructions are subsequently revoked. If no choice is specified, shares will be voted FOR the election of the nominees. Any shareholder that attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote.
Mailing of Proxy
     One proxy statement is being delivered to multiple security holders who share an address unless the Trust has received alternate instructions. Upon written or oral request, the Trust will deliver a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the documents was delivered. A separate copy of the proxy statement may be obtained without charge by calling 888-684-2430 or mailing a request to: Paradigm Funds Trust c/o BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, the administrator and transfer agent for the Feeder Funds.
Voting Instructions for Shares Held in “Street Name”
     Any shareholder holding shares through a broker may vote his or her proxy through the mail, telephone or internet, as described in the enclosed proxy card. Any shareholder that attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.
Revoking a Proxy
     Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person at the special meeting, or by letter revoking the proxy to the Secretary of the Trust. Presence at the Special Meeting alone does not revoke a previous properly given proxy.
Quorum; Adjournment
     A quorum of shareholders is necessary to take action at the Special Meeting. Under the Trust Agreement of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares entitled to vote at the Special Meeting. The failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Trust to additional expenses.

     If a broker holds a shareholder’s shares in its name, the Trust expects that the broker will be entitled to vote those shares on election of nominees even if the broker has not received instructions from the shareholder. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because the uncontested election of nominees is considered routine, the Trust does not expect to receive any broker non-votes. Broker non-votes, if any, abstentions and votes withheld will count as present for establishing a quorum. Broker non-votes, abstentions and votes withheld have no effect on any proposal which requires a certain percentage of votes cast in order to be approved and have the effect of votes against any proposal which requires a certain percentage of the shares outstanding or the shares present in order to be approved. The election of directors requires a plurality of votes cast so broker non-votes, abstentions and votes withheld have no effect on such vote. The new investment advisory agreement requires the affirmative vote of a majority of the outstanding shares of each Fund, so broker non-votes and abstentions will have the effect of votes against Proposal 2.
     In the event that a quorum is not present at the Special Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies which they are entitled to vote FOR the election of any nominee in favor of such an adjournment and will vote those proxies required to WITHHOLD on any nominee against any such adjournment. Approval of any such proposal to adjourn the Special Meeting requires the affirmative vote of the holders of a majority of stock voting on the matter at the Special Meeting. Broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.
Other Matters to Come Before the Special Meeting
     The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.
     Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Funds for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.
     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. A SHAREHOLDER HOLDING SHARES IN “STREET NAME” MAY ALSO VOTE HIS OR HER PROXY BY TELEPHONE OR THE INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY CARD.
By order of the Board of Trustees,
Charles R. Provini
President
March 7, 2007

Exhibit 1
INVESTMENT ADVISORY AGREEMENT
     AGREEMENT made this ___day of January, 2007, by and between PARADIGM FUNDS TRUST, a Delaware statutory trust (the “Trust”), and Provident Asset Management, LLC, a Delaware limited liability company (the “Investment Manager”).
     WHEREAS, the Trust is registered as a non-diversified, closed-end series management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     WHEREAS, the Trust has retained BISYS Fund Services Ohio, Inc. (the “Administrator”) to provide administration of the Trust’s operations, subject to the control of the Board of Trustees; and
     WHEREAS, the Trust desires to retain the Investment Manager to render investment management services with respect to the series set forth in Schedule A attached hereto and such other series as the Trust and the Investment Manager may agree upon from time to time (the “Funds”), and the Investment Manager is willing to render such services.
     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:
     1. DUTIES OF INVESTMENT MANAGER. The Trust employs the Investment Manager to manage the investment and reinvestment of the assets of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Trust, to determine in its discretion (where appropriate) the investments to be purchased or sold, to provide the Administrator and the Trust with records concerning the Investment Manager’s activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust’s officers and Trustees concerning the Investment Manager’s discharge of the foregoing responsibilities. The retention of a sub-adviser by the Investment Manager shall not relieve the Investment Manager of its responsibilities under this Agreement.
     The Investment Manager shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations of each Fund as set forth in its Prospectus, Statement of Additional Information and Declaration of Trust, as amended from time to time, and applicable laws and regulations.
     The Investment Manager accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Investment Manager will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.
     2. TRUST TRANSACTIONS. The Investment Manager is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s investments and is directed to use its best efforts to obtain the best net results as described from time to time in the Fund’s Prospectus and Statement of Additional Information. The Investment Manager will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to the Trust’s investment transactions as they may reasonably request.
     It is understood that the Investment Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of a Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.
     3. COMPENSATION OF THE INVESTMENT MANAGER. The Investment Manager will not be entitled to receive any management fees in conjunction with its provision of services as provided in Sections 1 and 2 of this Agreement.

     4. OTHER EXPENSES. The Investment Manager shall pay all expenses incurred with respect to the printing and mailing of reports, Prospectuses, Statements of Additional Information, and sales literature relating to the solicitation of prospective shareholders. The Trust shall pay all expenses incurred with respect to mailing to existing shareholders Prospectuses, Statements of Additional Information, proxy solicitation material and shareholder reports.
     Payment of expenses by the Investment Manager pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by the Investment Manager.
     5. REPORTS. The Trust and the Investment Manager agree to furnish to each other, if applicable, current Prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.
     6. STATUS OF INVESTMENT MANAGER. The services of the Investment Manager to the Trust are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Investment Manager shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.
     7. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act, which are prepared or maintained by the Investment Manager on behalf of the Trust, are the property of the Trust and will be surrendered promptly to the Trust on request.
     8. LIMITATION OF LIABILITY OF INVESTMENT MANAGER. The duties of the Investment Manager shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Investment Manager hereunder. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Section 8, the term “Investment Manager” shall include directors, officers, employees and other corporate agents of the Investment Manager [as well as the limited liability company itself]).
     9. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Investment Manager (or any successor thereof) as directors, partners, officers, or members, or otherwise; directors, partners, officers, agents, and members of the Investment Manager are or may be interested in the Trust as Trustees, Members or otherwise; and the Investment Manager (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Investment Manager if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission (the “SEC”).
     10. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust; provided, however, that if the Shareholders of the Trust fail to approve the Agreement as provided herein, the Investment Manager may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.
     This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust on not less than 30 days’ nor more than 60 days’ written notice to the Investment Manager, or by the Investment Manager at any time without the payment of any penalty, on 90 days’ written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     As used in this Section 10, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the SEC under said Act.
     11. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, 650 Fifth Avenue, 17th Floor, New York, New York 10019, Attention:                      , and if to the Investment Manager at 654 Madison Avenue, Suite 1009, New York, New York, 10021, Attention: [James Roper].
     12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
     13. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.
     A copy of the Certificate of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.
     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

PARADIGM FUNDS TRUST

By:

Name:

Title:

PROVIDENT ASSET MANAGEMENT, LLC

By:

Name:

Title:

SCHEDULE A DATED JANUARY ___, 2007
TO THE
INVESTMENT ADVISORY AGREEMENT
DATED JANUARY ___, 2007
BETWEEN
PARADIGM FUNDS TRUST
AND
PROVIDENT ASSET MANAGEMENT, LLC
FUNDS
PARADIGM Adviser Series Multi Strategy Fund
PARADIGM Advantage Multi Strategy Fund
PARADIGM Institutional Series Multi Strategy Fund

Exhibit 2
INVESTMENT ADVISORY AGREEMENT
     AGREEMENT made this ___day of January, 2007, by and between PARADIGM Multi-Strategy Fund I, LLC, a Delaware limited liability company (the “Company”), and Provident Asset Management, LLC, a Delaware limited liability company (the “Investment Manager”).
     WHEREAS, the Company is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     WHEREAS, the Company has retained BISYS Fund Services Ohio, Inc. (the “Administrator”) to provide administration of the Company’s operations, subject to the control of the Board of Directors;
     WHEREAS, the Company desires to retain the Investment Manager to render investment management services to the Company, and the Investment Manager is willing to render such services:
     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:
     1. DUTIES OF INVESTMENT MANAGER. The Company employs the Investment Manager to manage the investment and reinvestment of the assets of the Company, and to continuously review, supervise and (where appropriate) administer the investment program of the Company, to determine in its discretion (where appropriate) the investments to be purchased or sold, to provide the Administrator and the Company with records concerning the Investment Manager’s activities which the Company is required to maintain, and to render regular reports to the Administrator and to the Company’s officers and Directors concerning the Investment Manager’s discharge of the foregoing responsibilities. The retention of a sub-adviser by the Investment Manager shall not relieve the Investment Manager of its responsibilities under this Agreement.
          The Investment Manager shall discharge the foregoing responsibilities subject to the control of the Board of Directors of the Company and in compliance with such policies as the Directors may from time to time establish, and in compliance with the objectives, policies, and limitations of the Company as set forth in its Prospectus, Statement of Additional Information and Operating Agreement, as amended from time to time, and applicable laws and regulations.
          The Investment Manager accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Investment Manager will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Company.
     2. COMPANY TRANSACTIONS. The Investment Manager is authorized to select the brokers or dealers that will execute the purchases and sales of the Company’s investments and is directed to use its best efforts to obtain the best net results as described from time to time in the Company’s Prospectus and Statement of Additional Information. The Investment Manager will promptly communicate to the Administrator and to the officers and the Directors of the Company such information relating to the Company’s investment transactions as they may reasonably request.
          It is understood that the Investment Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Company to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, or as described from time to time by the Company’s Prospectus and Statement of Additional Information.
     3. COMPENSATION OF THE INVESTMENT MANAGER. For the services to be rendered by the Investment Manager as provided in Sections 1 and 2 of this Agreement, the Investment Manager is entitled to receive from persons who purchase Units of the Company (“Members”) an annual management fee (the “Management Fee”). The Management Fee is equal to 1.25% of the net asset value of each Member’s Units. The Investment Manager’s fee is calculated and accrued monthly and is paid out to the Investment Manager on a monthly basis. For purposes of determining the Management Fee, net assets will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of net assets.

          All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.
     4. OTHER EXPENSES. The Investment Manager shall pay all expenses incurred with respect to the printing and mailing of reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Company shall pay all expenses incurred with respect to mailing to existing Members prospectuses, statements of additional information, proxy solicitation material and Member reports.
     5. REPORTS. The Company and the Investment Manager agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to Members, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.
     6. STATUS OF INVESTMENT MANAGER. The services of the Investment Manager to the Company are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services to the Company are not impaired thereby. The Investment Manager shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.
     7. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-l and Rule 31a-2 promulgated under the Investment Company Act which are prepared or maintained by the Investment Manager on behalf of the Company are the property of the Company and will be surrendered promptly to the Company on request.
     8. LIMITATION OF LIABILITY OF INVESTMENT MANAGER. The duties of the Investment Manager shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Investment Manager hereunder. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Section 8, the term “Investment Manager” shall include directors, officers, employees and other corporate agents of the Investment Manager [as well as the Limited Liability Company itself]).
     9. PERMISSIBLE INTERESTS. Directors, agents, and Members of the Company are or may be interested in the Investment Manager (or any successor thereof) as directors, partners, officers, or Members, or otherwise; directors, partners, officers, agents, and Members of the Investment Manager are or may be interested in the Company as Directors, Members or otherwise; and the Investment Manager (or any successor) is or may be interested in the Company as a Member or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Investment Manager if approved by the Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission (the “SEC”).
     10. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Company or by vote of a majority of the outstanding voting Units of the Company; provided, however, that if the Members of the Company fail to approve the Agreement as provided herein, the Investment Manager may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Directors of the Company or by vote of a majority of the outstanding voting Units of the Company on not less than 30 days’ nor more than 60 days’ written notice to the Investment Manager, or by the Investment Manager at any time without the payment of any penalty, on 90 days’ written notice to the Company. This Agreement will automatically and immediately terminate in the assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party. As used in this Section 10, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the SEC under said Act.
     11. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Company, 650 Fifth Avenue, 17th Floor, New York, NY 10019 Attention: ___, and if to the Investment Manager at 654 Madison Avenue, Suite 1009, New York, NY 10021, Attention: [James Roper].
     12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
     13. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.
A copy of the Certificate of Formation of the Company is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Directors of the Company as Directors, and are not binding upon any of the Directors, officers, or Members of the Company individually but binding only upon the assets and property of the Company.
IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

PARADIGM Multi Strategy Fund I, LLC

By:

Attest:

Provident Asset Management, LLC

By:

Attest:

Exhibit 3
SUBADVISORY AGREEMENT
     AGREEMENT made this ___day of January, 2007, by and among PARADIGM Multi Strategy Fund I, LLC, a Delaware limited liability company (the “Company”), and Provident Asset Management, LLC, a Delaware limited liability company (the “Investment Manager”) and PARADIGM Global Advisors, LLC, a Delaware limited liability company (the “Subadvisor”).
     WHEREAS, the Company is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     WHEREAS, the Company has retained BISYS Fund Services Ohio, Inc. (the “Administrator”) to provide administration of the Company’s operations, subject to the control of the Board of Directors;
     WHEREAS, pursuant to that certain investment advisory agreement dated as of January ___, 2007, between the Company and the Investment Manager (the “Investment Advisory Agreement”), the Investment Manager was retained to manage the investment and reinvestment of the assets of the Company and to provide such other services as specified therein;
     WHEREAS, the Investment Advisory Agreement contemplates the retention by the Investment Manager of a subadvisor;
     WHEREAS, the Investment Manager deems it necessary to avail itself of the experience, resources and facilities of the Subadvisor and desires to retain the Subadvisor to render investment management services to the Company; and
     WHEREAS, the Subadvisor hereby accepts such retainer upon the terms and conditions herein set forth.
     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:
     1. DUTIES OF SUBADVISOR. The Investment Manager employs the Subadvisor to manage the investment and reinvestment of the assets of the Company, and to continuously review, supervise and (where appropriate) administer the investment program of the Company, to determine in its discretion (where appropriate) the investments to be purchased or sold, to provide the Administrator and the Company with records concerning the Subadvisor’s activities which the Company is required to maintain, and to render regular reports to the Administrator and to the Company’s officers and Directors concerning the Subadvisor’s discharge of the foregoing responsibilities.
          The Subadvisor shall discharge the foregoing responsibilities subject to the control of the Investment Manager and in compliance with such policies as the Directors may from time to time establish, and in compliance with the objectives, policies, and limitations of the Company as set forth in its Prospectus, Statement of Additional Information and Operating Agreement, as amended from time to time, and applicable laws and regulations.
          The Subadvisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Subadvisor will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Company.
     2. COMPANY TRANSACTIONS. The Subadvisor is authorized to select the brokers or dealers that will execute the purchases and sales of the Company’s investments and is directed to use its best efforts to obtain the best net results as described from time to time in the Company’s Prospectus and Statement of Additional Information. The Subadvisor will promptly communicate to the Administrator and to the officers and the Directors of the Company such information relating to the Company’s investment transactions as they may reasonably request.
          It is understood that the Subadvisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Company to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, or as described from time to time by the Company’s Prospectus and Statement of Additional Information.

     3. COMPENSATION OF THE SUBADVISOR. For the services to be rendered by the Subadvisor as provided in Sections 1 and 2 of this Agreement, the Subadvisor is entitled to receive from persons who purchase Units of the Company (“Members”) an annual management fee (the “Management Fee”) in the amount set forth in Schedule A annexed hereto as the same may be amended from time to time as agreed by the parties hereto. The Subadvisor’s fee is calculated and accrued monthly and is paid out to the Subadvisor on a monthly basis. For purposes of determining the Management Fee, net assets will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of net assets.
          All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.
     4. OTHER EXPENSES. The Subadvisor shall pay all expenses incurred with respect to the printing and mailing of reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Company shall pay all expenses incurred with respect to mailing to existing Members prospectuses, statements of additional information, proxy solicitation material and Member reports.
     5. EXCESS EXPENSES. If the expenses for the Company for any fiscal year (including fees and other amounts payable to the Subadvisor, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Units of the Company are qualified for offer and sale, the Subadvisor shall bear such excess cost.
          Payment of expenses by the Subadvisor pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by the Subadvisor.
     6. REPORTS. The Company and the Subadvisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to Members, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.
     7. STATUS OF SUBADVISOR. The services of the Subadvisor hereunder are not to be deemed exclusive, and the Subadvisor shall be free to render similar services to others so long as its services pursuant to this Agreement are not impaired thereby. The Subadvisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Investment Manager or the Company in any way or otherwise be deemed an agent of the Investment Manager or the Company.
     8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-l and Rule 31a-2 promulgated under the Investment Company Act which are prepared or maintained by the Subadvisor on behalf of the Company are the property of the Company and will be surrendered promptly to the Company on request.
     9. LIMITATION OF LIABILITY OF SUBADVISOR. The duties of the Subadvisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Subadvisor hereunder. The Subadvisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term “Subadvisor” shall include directors, officers, employees and other corporate agents of the Subadvisor [as well as the Limited Liability Company itself]).
     10. PERMISSIBLE INTERESTS. Directors, agents, and Members of the Company are or may be interested in the Subadvisor (or any successor thereof) as directors, partners, officers, or Members, or otherwise; directors, partners, officers, agents, and Members of the Subadvisor are or may be interested in the Company as Directors, Members or otherwise; and the Subadvisor (or any successor) is or may be interested in the Company as a Member or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Subadvisor if approved by the Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

     11. LICENSE OF SUBADVISOR’S NAME. The Subadvisor hereby agrees to grant a license to the Company for use of its name in the names of the Company for the term of this Agreement and such license shall terminate upon termination of this Agreement.
     12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Company or by vote of a majority of the outstanding voting Units of the Company; provided, however, that if the Members of the Company fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Directors of the Company or by vote of a majority of the outstanding voting Units of the Company on not less than 30 days’ nor more than 60 days’ written notice to the Subadvisor, or by the Subadvisor at any time without the payment of any penalty, on 90 days’ written notice to the Investment Manager. This Agreement will automatically and immediately terminate in the assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party. As used in this Section 12, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the SEC under said Act.
     13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Company, 650 Fifth Avenue, 17th Floor, New York, NY 10019 Attention: _________; if to the Investment Manager at 654 Madison Avenue, Suite 1009, New York, NY 10021, Attention: [James Roper]; and if to the Subadvisor, 650 Fifth Avenue, 17th Floor, New York, NY 10019, Attention: ___________.
     14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
     15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.
A copy of the Certificate of Formation of the Company is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Directors of the Company as Directors, and are not binding upon any of the Directors, officers, or Members of the Company individually but binding only upon the assets and property of the Company.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

PARADIGM Multi Strategy Fund I, LLC

By:

Attest:

Provident Asset Management, LLC

By:

Attest:

PARADIGM Global Advisors, LLC

By:

Attest:

Schedule A
COMPENSATION OF THE SUBADVISOR
i) No fee will be paid on the any of the assets under management up to $50,000,000; ii) 30 bps (0.30%) will be payable on such amount in excess of $50,000,000 and up to $150,000,000; iii) 25 bps (0.25%) will be payable on such amount of assets under management in excess of $150,000,000 up to $250,000,000; and iv) 20 bps (0.20%) on all assets under management in excess of $250,000,000.

Exhibit 4
As of February 26, 2007 the following persons owned of record 5% or more of the shares of the Funds:
PARADIGM ADVANTAGE SERIES:

NAME	% OWNERSHIP	SHARES
PARADIGM GLOBAL ADVISORS 650 FIFTH AVE 17TH FLOOR NEW YORK, NY 10019	38.24%	108,579.65

BEAR STEARNS SECURITIES CORP SELINA LIN IRA 23319 SUMNERS CREEK CT KATY, TX 77494	9.55%	27,113.44

THE ANDREW ROSS III SECURITY TRUST ANDREW FRANCIS 3027 MARINA BAY DR SUITE 303 ONE HARBOUR SQUARE LEAGUE CITY, TX 77573	8.72%	24,765.79

STEVEN JAMES ANTINORI THE STEVEN JAMES ANTINORI T/U/A DTD 12/30/1998 PO BOX 89456 TAMPA, FL 33689	8.66%	24,603.16

MICHAEL L GALVIN ROBIN C GALVIN JTWROS 17506 CYPRESS GLEN ST CYPRESS, TX 77429	7.62%	21,627.93
PARADIGM ADVISER SERIES:

NAME	% OWNERSHIP	SHARES
PLATEAU TELECOMMUNICATIONS PO BOX 1450 CLOVIS, NM 88101	62.25%	245,313.16

PARADIGM GLOBAL ADVISORS 650 FIFTH AVE 17TH FLOOR NEW YORK, NY 10019	27.76%	109,388.20

SCOTT L CLARK KIMBERLY M CLARK JTWROS	6.90%	27,177.19
6801 E INDEPENCE BLVD CHARLOTTE, NC 28227

PARADIGM INSTITUTIONAL SERIES:

NAME	%OWNERSHIP	SHARES
PARADIGM GLOBAL ADVISORS 650 FIFTH AVE 17TH FLOOR NEW YORK, NY 10019	86.45%	2,458,783.87

KEYBANK N.A.	8.49%	241,502.97
HERBERT W GOODMAN
PO BOX 94871
CLEVELAND, OH 441014871

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
YOUR VOTE IS IMPORTANT

VOTE BY PHONE:	VOTE BY MAIL:
1) Read the Proxy Statement and have this card at hand	1) Read the Proxy Statement
2) Call toll-free 1-888-221-0697	2) Check the appropriate boxes on the reverse side
3) Follow the recorded instructions	3) Sign and date the Proxy Card
4) Do not return this paper ballot	4) Return the Proxy Card in the enclosed postage-paid envelope

PARADIGM FUNDS TRUST SPECIAL
MEETING OF SHAREHOLDERS
MARCH 26, 2007

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
OF PARADIGM FUNDS TRUST
FUND NAME PRINTS HERE
The undersigned Shareholder of PARADIGM Funds Trust (the “Trust”) and its above named series (“Feeder Fund”), hereby appoints Ronald E. Wilhelm and Troy Huliba (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Trust to be held on March 26, 2007, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked on the reverse side.
All properly executed proxies will be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Dated:

Signature(s) (Sign inthe Box)
The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature on this proxy card should be exactly as your name appears on this proxy card. If a corporation, please sign in full corporate name by president or other authorized officer.
Paradigm 07lg

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.
Please fill in a box as shown using black or blue ink or number 2 pencil.   ☒
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.		FOR	Withhold	Withhold
			Authority	Authority
1.	To elect new Trustees of the Trust and Directors of the Paradigm Multi Strategy Fund I (Master Fund)		for the ratification	for the ratification
	(01) Nelson Diaz; (02) Ernest Jones; (03) Charles Provini		of the trustees	of certain trustees
listed at left

	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s number in the space provided below.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN

2.	To approve the proposed new investment advisory agreement with Provident Asset Management, LLC, (“Provident”) the investment advisor to the Feeder Funds and the Master Fund.	☐	☐	☐

3.	To approve the proposed new investment sub-advisory agreement with Paradigm Global Advisors, LLC (“Global Advisors”) the investment sub-advisor to the Feeder Funds and the Master Fund.	☐	☐	☐

4.	NOT APPLICABLE

5.	To ratify the selection of Briggs, Bunting & Dougherty, LLP as the Funds’ independent accountants.	☐	☐	☐

6.	To elect new Trustees of the Trust and Directors of the Master Fund. This proposal is applicable to shareholders of the Master Fund.*	FOR	Withhold	Withhold
	(01) Nelson Diaz; (02) Ernest Jones; (03) Charles Provini		Authority	Authority
			for the ratification	for the ratification
			of the trustees	of certain trustees
listed at left

		☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s number in the space provided above.)

		FOR	AGAINST	ABSTAIN

7.	To approve the proposed new investment advisory agreement with Provident Asset Management, LLC, (“Provident”) the investment advisor to the Feeder Funds and the Master Fund. This proposal is applicable to shareholders of the Master Fund.*	☐	☐	☐

8.	To approve the proposed new investment sub-advisory agreement with Paradigm Global Advisors, LLC (“Global Advisors”) the investment sub-advisor to the Feeder Funds and the Master Fund. This proposal is applicable to shareholders of the Master Fund.*	☐	☐	☐

9.	To ratify the selection of Briggs, Bunting & Dougherty, LLP as the Funds’ independent accountants. This proposal is applicable to shareholders of the Master Fund.*	☐	☐	☐

* Please refer to the Proxy Statement for additional details.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE	Para PA1 07lg

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.
Please fill in a box as shown using black or blue ink or number 2 pencil.   ☒
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.		FOR	Withhold	Withhold
			Authority	Authority
1.	To elect new Trustees of the Trust and Directors of the Paradigm Multi Strategy Fund I (Master Fund).		for the ratification	for the ratification
	(01) Nelson Diaz; (02) Ernest Jones; (03) Charles Provini		of the trustees	of certain trustees
listed at left

	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s number in the space provided below.)	☐	☐	☐

		FOR	AGAINST	ABSTAIN

2.	To approve the proposed new investment advisory agreement with Provident Asset Management, LLC, (“Provident”) the investment advisor to the Feeder Funds and the Master Fund.	☐	☐	☐

3.	To approve the proposed new investment sub-advisory agreement with Paradigm Global Advisors, LLC (“Global Advisors”) the investment sub-advisor to the Feeder Funds and the Master Fund.	☐	☐	☐

4.	To approve an amendment to the Distribution and Shareholder Services Plan to increase the current servicing fee from 0.25% to 0.75%.	☐	☐	☐

5.	To ratify the selection of Briggs, Bunting & Dougherty, LLP as the Funds’ independent accountants.	☐	☐	☐

6.	To elect new Trustees of the Trust and Directors of the Master Fund. This proposal is applicable to shareholders of the Master Fund.*	FOR	Withhold	Withhold
	(01) Nelson Diaz; (02) Ernest Jones; (03) Charles Provini		Authority	Authority
			for the ratification	for the ratification
			of the trustees	of certain trustees
listed at left

		☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s number in the space provided above.)

		FOR	AGAINST	ABSTAIN

7.	To approve the proposed new investment advisory agreement with Provident Asset Management, LLC, (“Provident”) the investment advisor to the Feeder Funds and the Master Fund. This proposal is applicable to shareholders of the Master Fund.*	☐	☐	☐

8.	To approve the proposed new investment sub-advisory agreement with Paradigm Global Advisors, LLC (“Global Advisors”) the investment sub-advisor to the Feeder Funds and the Master Fund. This proposal is applicable to shareholders of the Master Fund.*	☐	☐	☐

9.	To ratify the selection of Briggs, Bunting & Dougherty, LLP as the Funds’ independent accountants. This proposal is applicable to shareholders of the Master Fund.*	☐	☐	☐

* Please refer to the Proxy Statement for additional details.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE	Para PA2 07lg